SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 4, 2001

                        IFS INTERNATIONAL HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)

       Delaware                      1-12687               13-3393646
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  (State or other jurisdiction  (Commission File No.)       (Employer
    of incorporation)                                   Identification No.)

                    Rensselaer Technology Park
                         300 Jordan Road
                            Troy, NY                                   12180
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            (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (518) 283-7900
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Item 5 - Other Materially Important Events

License Fee

As previously described in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended April 30, 2001 and Quarterly Report on Form 10-QSB/A for the quarter ended July 31, 2001 (the "10-Q"), the Company in June 2001 entered into an agreement for the sale of multiple software licenses. The agreement called for payment of $2,000,000 in fees (the "Multiple License Fee"). Payment was to be made in two installments of $1,000,000 each in June and September 2001. Subsequent to the execution of the agreement the Company was advised by the customer that payment of the Multiple License Fee was delayed, since payment was dependent upon the customer receiving financing, which in turn was delayed. The Company, based upon representations and evidence presented by the customer, believed payment of Multiple License Fee would be received by late September 2001. The Company believed that receipt of the payment would reduce or eliminate the Company's immediate liquidity issues. The customer's financing was not completed at that time and the Multiple License Fee has not been paid in accordance with the original terms.

The customer has assured us that payment for the Multiple License Fee would be made to the Company in full together with interest and agreed additional amounts. Therefore, parties in October 2001 entered into an alternative payment plan with the customer, which calls for payment over approximately 13 months with accelerated payments in full when the customer's financing is obtained. Payment of $100,840 has been made to date in accordance with alternative payment.

The deferral of payment by the customer of the Multiple License Fee has resulted in the continuation of the Company's liquidity issues previously disclosed in the 10-Q. The Company is in the process of formulating a strategic plan, which among other things will address long-term liquidity issues.

Chairman of the Board

On October 4, 2001 Mr. James Denney, an independent director of the Company was elected as non-executive Chairman of the Board. Mr. Theobald remains as chief executive officer of the Company.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 26, 2001                  IFS INTERNATIONAL HOLDINGS, INC.
                                         (Registrant)


                                         By: /s/ Anthony Principe
                                         -----------------------------------
                                         Anthony Principe
                                         Chief Financial Officer